SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):            November 15, 2001

SUNGARD® DATA SYSTEMS INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-12989 (Commission File Number)	51-0267091 (I.R.S. Employer Identification No.)

1285 DRUMMERS LANE, WAYNE PENNSYLVANIA (Address of Principal Executive Offices)		19087 (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:  (610) 341-8700

(Former Name and Former Address, if Changed Since Last Report)

SunGard Data Systems Inc. hereby files this Amendment to its Current Report on Form 8-K dated November 15, 2001, solely to file the required financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Combined Financial Statements of the Availability Solutions Business of Comdisco, Inc. for the Years ended September 30, 2001 and 2000, attached hereto as Exhibit 99.3.

	(1)	Independent Auditors’ Report.

	(2)	Combined Balance Sheets as of September 30, 2001 and 2000.

	(3)	Combined Statements of Earnings for the Years ended September 30, 2001 and 2000.

	(4)	Combined Statements of Cash Flows for the Years ended September 30, 2001 and 2000.

	(5)	Notes to Combined Financial Statements.

(b)	Unaudited Pro Forma Combined Condensed Financial Statements of SunGard Data Systems Inc., attached hereto as Exhibit 99.4.

	(1)	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2001.

	(2)	Unaudited Pro Forma Combined Condensed Statement of Income for the nine months ended September 30, 2001.

	(3)	Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2000.

	(4)	Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

(c)	Exhibits.

	2.1	Acquisition Agreement between SunGard Data Systems Inc. and Comdisco, Inc., dated October 12, 2001*

	23.1	Consent of KPMG LLP

	99.1	Press Release dated November 15, 2001*

	99.2	Press Release dated November 19, 2001*

	99.3	Combined Financial Statements of the Availability Solutions Business of Comdisco, Inc. for the Years ended September 30, 2001 and 2000

	99.4	Unaudited Pro Forma Combined Condensed Financial Statements of SunGard Data Systems Inc.

_____________________
	*	Incorporated by reference to the exhibits filed with SunGard’s Current Report on Form 8-K dated November 15, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2002

SUNGARD DATA SYSTEMS INC. By: /s/ Michael J. Ruane Michael J. Ruane Senior Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit

2.1	Acquisition Agreement between SunGard Data Systems Inc. and Comdisco, Inc., dated October 12, 2001*

23.1	Consent of KPMG LLP

99.1	Press Release dated November 15, 2001*

99.2	Press Release dated November 19, 2001*

99.3	Combined Financial Statements of the Availability Solutions Business of Comdisco, Inc. for the Years ended September 30, 2001 and 2000

99.4	Unaudited Pro Forma Combined Condensed Financial Statements of SunGard Data Systems Inc.

________________________
*	Incorporated by reference to the exhibits filed with SunGard’s Current Report on Form 8–K dated November 15, 2001.